UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2016

WATERMARK GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55251	42-1768077
(Commission File Number)	(IRS Employer Identification No.)

7 Dey Street, Suite 1503

New York, NY 10007

(Address of Principal Executive Offices, Zip Code)

(212)-330-8151

(Registrant's Telephone Number, Including Area Code)

3811 13th Avenue, Brooklyn, NY 11218

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 5.01 above is incorporated by reference into this Item 1.01.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On August 29, 2016, Moses Gross sold all 3,600,000 shares of common stock of Watermark Group, Inc. (the “Company”) held by him (which represented 80% of the total issued and outstanding capital stock of the Company on a fully diluted basis), to Double Grouper LLC (“Double Grouper”) for a purchase price of $25,000. The transaction was in accordance with the terms and provisions of a stock purchase agreement entered into on August 29, 2016.

The foregoing description of the stock purchase agreement is qualified in its entirety by reference to the full text of the stock purchase agreement, a copy of which is attached hereto as Exhibit 10.8.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Moses Gross; Appointment of Adam Kovacevic

Effective August 29, 2016, in connection with the closing of the stock purchase agreement described above, Mr. Gross resigned as the sole officer and director of the Company and Adam Kovacevic, managing member of Double Grouper, was appointed sole director of the Company.

Adam Kovacevic, age 41, has been managing member of Double Grouper since August 2016, a Florida Limited Liability Company. Prior thereto Mr. Kovacevic has been a private real estate investor and has been the driving force in off-grid solar distribution and power storage and advanced battery technology.

Except as described herein, there are no related party transactions involving Mr. Kovacevic that would require disclosure pursuant to Regulation S-K Item 404(a).

There are no arrangements or understandings between Mr. Kovacevic and any other persons pursuant to which he was selected as an officer or director of the Company.

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Currently, and for the past ten years, Mr. Kovacevic has not been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Agreements regarding P&G Note

Also on August 29, 2016, Manhattan Transfer Registrar Co., the Company’s transfer agent, and the Company entered into a letter agreement, pursuant to which the Company agreed and acknowledged that $195,574.95, representing $172,450.75 in principal and $23,124.20 of accrued interest, is currently outstanding under the Note, interest shall continue to accrue until the Note is paid in full, and until the earlier of (A) the date the Note is either paid in full or no longer owned by P&G and (B) November 28, 2016 (the “Payment Date”), and the Company shall not directly or indirectly, without the prior written consent of P&G: (i) increase the authorized number of shares of common stock or amend its Articles of Incorporation; (ii) issue, or agree to issue, any capital stock, including any class of preferred stock, or any options, warrants or other securities convertible into equity securities of the Company unless a portion of those proceeds will be used to repay the Note in full or to vend in an operating company; (iii) redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares; (iv) borrow or incur any indebtedness or create, incur, assume, guarantee, endorse, contingently agree to or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except (a) indebtedness to attorneys, accountants, auditors, Edgar agent and the transfer agent of the Company incurred in the ordinary course of business or (b) borrowings in which the proceeds shall be used to repay the Note in full; (v) sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business; lend money, give credit or make advances to any person or entity; (vi) not promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; or (vii) enter into any merger, consolidation, or other business combination in which the Company is not the surviving entity unless such transaction specifically provides that simultaneous with the closing thereof the Note shall be paid in full.

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If the Note remains outstanding and is still owned by P&G on the Payment Date, then P&G has the right to notify the Company’s transfer agent, and upon such notification, the transfer agent is irrevocably authorized and instructed to issue to P&G the number of shares of common stock that will equal no less than 80% of the voting and economic control of the Company on a fully diluted basis without any further action or confirmation by the Company.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A filed on January 26, 2012.

The foregoing description of the agreement between the Company’s transfer agent and the Company is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.9.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.8	Stock Purchase Agreement, entered into on August 29, 2016, between Moses Gross and Double Grouper LLC

10.9	Letter Agreement between Manhattan Transfer Registrar Co. and the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERMARK GROUP, INC.

Date: September 6, 2016	By:	/s/ Adam Kovacevic
	Name:	Adam Kovacevic
	Title:	President and Chief Executive Officer

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